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                                                                                                                     EXHIBIT 4.1
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                                                    INCORPORATED UNDER THE LAWS
                                                     OF THE STATE OF DELAWARE


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               NUMBER                                                                                         SHARES
                                                        [KITTY HAWK LOGO]
 KH
- -----------------------------------                                                              -------------------------------

THIS CERTIFICATE IS TRANSFERABLE IN                                                                        COMMON STOCK
DALLAS, TEXAS AND NEW YORK, NEW YORK
                                                                                                        CUSIP 498326 10 7
                                                        KITTY HAWK(R), INC.                     SEE REVERSE FOR CERTAIN LEGENDS


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This Certifies that




                                     SPECIMEN




is the owner of
- -------------------------------------------------------------------------------------------------------------------------------

                           FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF
                                                         KITTY HAWK, INC.
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation
and all amendments thereof, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

                                                                                  COUNTERSIGNED AND REGISTERED:
                                                                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                   TRANSFER AGENT AND REGISTRAR

 /s/ RICHARD R. WADSWORTH, JR.      /s/ M. TOM CHRISTOPHER         [SEAL]             BY
          SPECIMEN                          SPECIMEN                                                        AUTHORIZED SIGNATURE
         Secretary                    Chairman of the Board
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                               KITTY HAWK, INC.

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. A stockholder may make the request to the Corporation at its principal executive offices.

   The rights of persons who are not "citizens of the United States" (as defined in 49 U.S.C. 40102(a)(15), as now in effect or as hereafter amended) to vote the securities represented by this Certificate are subject to certain restrictions contained in the Certificate of Incorporation of the Corporation, copies of which are on file at the principal executive offices of the Corporation.



   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                             UNIF GIFT MIN ACT - ......... Custodian ..........
TEN ENT - as tenants by the entireties                                           (Cust)             (Minor)
JT TEN  - as joint tenants with right                                          under Uniform Gifts to Minors
          of survivorship and not as                                           Act ..........................
          tenants in common                                                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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- --------------------------------------

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       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                               CODE OF ASSIGNEE)

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                                                                          Shares
- -------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.


Dated,
       ----------------------------




                        NOTICE
               THE SIGNATURES(S) TO THIS         X
               ASSIGNMENT MUST CORRESPOND         ------------------------------
               WITH THE NAME(S) AS WRITTEN                  (SIGNATURE)
               UPON THE FACE OF THE CERTIFICATE
               IN EVERY PARTICULAR, WITHOUT      X
               ALTERATION OR ENLARGEMENT OR       ------------------------------
               ANY CHANGE WHATEVER.                         (SIGNATURE)



                                                 -------------------------------
                                                 THIS SIGNATURE(S) SHOULD BE
                                                 GUARANTEED BY AN ELIGIBLE
                                                 GUARANTOR INSTITUTION AS
                                                 DEFINED IN RULE 17Ad-15 UNDER
                                                 THE SECURITIES AND EXCHANGE
                                                 ACT OF 1934 AS AMENDED
                                                 -------------------------------
                                                 SIGNATURE(S) GUARANTEED BY:





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